UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL MUTI-SECTOR FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 50.9%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.2%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$23,100
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	10,000		10,650
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	50,000		52,376

Total Auto Components					86,126

Automobiles - 0.7%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		287,659

Hotels, Restaurants & Leisure - 0.6%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	100,000		102,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	50,000		48,125
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	40,000		35,400
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	10,000		10,325	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	40,000		41,800	(a)

Total Hotels, Restaurants & Leisure					238,150

Household Durables - 0.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	30,000		31,612	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	140,000		154,350

Total Household Durables					185,962

Media - 2.5%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	10,000		10,250	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	10,000		10,250	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		105,750
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		56,617
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000		100,800
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	20,000		21,225	(a)
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		206,500	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		87,100	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	154,641	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	20,000		20,600
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		52,344
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		20,711
Univision Communications Inc., Senior Notes	8.500%	5/15/21	100,000		110,750	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	60,000		66,300	(a)

Total Media					1,023,838

Multiline Retail - 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	30,000		33,150	(a)(b)

Specialty Retail - 0.5%
CST Brands Inc., Senior Notes	5.000%	5/1/23	10,000		9,825
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	40,000		39,700	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	10,000		9,937	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		84,625
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	60,000		61,200	(a)(b)

Total Specialty Retail					205,287

TOTAL CONSUMER DISCRETIONARY					2,060,172

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONSUMER STAPLES - 1.2%
Beverages - 0.4%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000		$19,675	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		156,875	(a)

Total Beverages					176,550

Food & Staples - 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	100,000		106,250	(a)

Food & Staples Retailing - 0.2%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	100,000		93,075

Food Products - 0.1%
Ahold Finance USA LLC, Senior Notes	6.500%	3/14/17	21,000	GBP	39,353

Personal Products - 0.0%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	10,000		9,725	(a)

Tobacco - 0.2%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		54,567

TOTAL CONSUMER STAPLES					479,520

ENERGY - 12.2%
Energy Equipment & Services - 1.5%
CGG, Senior Notes	9.500%	5/15/16	192,000		197,760
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	20,000		19,674	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	20,000		21,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	30,000		30,300	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		105,125
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	50,000		49,625	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	10,000		10,300	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	200,000		175,500	(a)

Total Energy Equipment & Services					609,984

Oil, Gas & Consumable Fuels - 10.7%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	70,000		74,550
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		63,663
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		193,125
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	40,000		38,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	40,000		42,400
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000		112,250
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000		22,700
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	8.500%	12/15/19	40,000		43,100
Concho Resources Inc., Senior Notes	5.500%	4/1/23	30,000		31,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	100,000		108,625
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		55,377
Ecopetrol SA, Senior Notes	5.875%	9/18/23	46,000		50,255
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	200,000		181,000	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		90,600	(c)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		32,625	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	80,000		79,121	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	50,000		55,438
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	20,000		20,475
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		212,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000		44,300
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	20,000		20,650	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 10.7% (continued)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	20,000		$20,900	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	100,000		103,750	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	42,000		42,840	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	10,000		10,550	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	100,000		112,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		103,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		244,200
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	201,000		207,082
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		9,855
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		193,817
Petroleos Mexicanos, Notes	6.375%	1/23/45	90,000		97,087	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		32,850
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		48,250
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		108,625
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000		384,500	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		190,950
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		29,850
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	30,000		32,175	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		122,400
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	10,000		10,713
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	120,000		128,700
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	40,000		41,500
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Notes	4.199%	3/6/22	210,000		185,587	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	70,000		76,300	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	40,000		42,700	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	145,871
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	40,000		37,100	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	20,000		21,000	(a)

Total Oil, Gas & Consumable Fuels					4,356,356

TOTAL ENERGY					4,966,340

FINANCIALS - 7.7%
Banks - 4.9%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	188,403	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	180,000		169,200	(c)(d)
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		110,264
Bank of America Corp., Senior Notes	3.300%	1/11/23	100,000		96,409
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	256,559	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		214,500
CIT Group Inc., Senior Notes	5.000%	8/1/23	60,000		61,350
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	120,000		111,300	(c)(d)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	180,000		169,821
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		106,927
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	130,000		123,060
Lloyds Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	165,211	(a)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	40,000	AUD	44,162	(a)(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/27/14	100,000		96,125	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	100,000		97,059

Total Banks					2,010,350

Capital Markets - 0.8%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	150,000		147,556
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	76,630

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Capital Markets - 0.8%(continued)
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	$109,235	(a)

Total Capital Markets					333,421

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		97,650
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		241,000
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	10,000		10,250	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	100,000		115,125
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	10,000		10,950	(a)

Total Consumer Finance					474,975

Diversified Financial Services - 0.2%
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	70,000		70,700

Insurance - 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	100,000	EUR	144,205	(a)(c)(d)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	78,970	(c)

Total Insurance					223,175

Real Estate Management & Development - 0.1%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	30,000		32,400	(a)

TOTAL FINANCIALS					3,145,021

HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.2%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	90,000		89,550

Health Care Providers & Services - 2.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		31,330
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	20,000		21,800
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	20,000		22,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		53,125	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		224,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	150,000		160,125
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	100,000		106,000
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	10,000		11,175
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	100,000	EUR	145,687	(a)
Voyage Care Bondco PLC, Senior Secured Notes	6.500%	8/1/18	100,000	GBP	174,217	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	30,000		31,500

Total Health Care Providers & Services					980,959

Pharmaceuticals - 0.7%
AbbVie Inc., Senior Notes	2.900%	11/6/22	100,000		96,268
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	153,338	(a)
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	10,000		10,575	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	10,000		10,325	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	10,000		10,500	(a)

Total Pharmaceuticals					281,006

TOTAL HEALTH CARE					1,351,515

INDUSTRIALS - 5.5%
Airlines - 0.1%
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		61,200	(a)

Building Products - 1.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	200,000		199,000	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	210,000		207,900	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		103,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Building Products - 1.6% (continued)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	$157,397	(a)

Total Building Products					668,047

Commercial Services & Supplies - 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	50,000		50,500	(a)

Construction & Engineering - 1.4%
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	147,780	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	240,000		215,400	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.750%	10/1/22	194,580		201,877	(a)

Total Construction & Engineering					565,057

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	100,000		94,663
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	20,000		21,400	(a)

Total Electrical Equipment					116,063

Machinery - 0.4%
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	100,000	EUR	154,319	(a)

Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	20,000		20,850	(a)

Road & Rail - 0.4%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	148,800	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	10,000		10,300	(a)

Total Road & Rail					159,100

Trading Companies & Distributors - 0.5%
Rexel SA, Senior Notes	5.250%	6/15/20	200,000		204,500	(a)

Transportation - 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		30,450	(a)

Transportation Infrastructure - 0.5%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	200,000		202,000	(a)

TOTAL INDUSTRIALS					2,232,086

INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		98,775

IT Services - 0.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	10,000		10,075	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	30,000		35,700

Total IT Services					45,775

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	20,000		21,400	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	10,000		10,887	(a)

Total Software					32,287

TOTAL INFORMATION TECHNOLOGY					176,837

MATERIALS - 8.1%
Chemicals - 1.0%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	250,000		249,687	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	157,576	(a)

Total Chemicals					407,263

Construction Materials - 1.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	200,000		217,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction Materials - 1.0% (continued)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	200,000		$212,750	(a)

Total Construction Materials					430,250

Containers & Packaging - 0.8%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	98,123	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	10,000		10,013
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		107,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,475
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		101,625	(a)

Total Containers & Packaging					327,236

Metals & Mining - 5.1%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	42,000		46,316
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	20,000		18,400	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,308
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	30,000		30,150
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		102,000	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		111,650	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	200,000		167,000	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	200,000		222,000	(a)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	22,056		22,056	(a)(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	50,000		12,000	(a)(f)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	50,000		53,937
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		184,000	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	100,000	EUR	146,444	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		122,129
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		59,931
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		117,202
Vale SA, Senior Notes	5.625%	9/11/42	280,000		261,916
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	300,000		339,000	(a)

Total Metals & Mining					2,076,439

Paper & Forest Products - 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	50,000		51,000	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	30,000		29,250	(a)

Total Paper & Forest Products					80,250

TOTAL MATERIALS					3,321,438

TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 2.5%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	40,000		39,850	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	20,000		21,225
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	110,000		119,350	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	50,000		49,000	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		130,050
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	40,000		42,700
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		208,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	100,000	EUR	159,091	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		10,842
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000		11,334
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	145,000		176,455

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - 2.5% (continued)
Windstream Corp., Senior Notes	7.750%	10/1/21	50,000		$53,750

Total Diversified Telecommunication Services					1,022,147

Wireless Telecommunication Services - 1.6%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		213,500	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	200,000		199,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		220,000
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	10,000		10,475

Total Wireless Telecommunication Services					642,975

TOTAL TELECOMMUNICATION SERVICES					1,665,122

UTILITIES - 3.3%
Electric Utilities - 1.3%
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	70,000		70,546	(a)
Electricite de France, Junior Subordinated Notes	5.625%	1/22/24	400,000		403,252	(a)(c)(d)
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		57,433

Total Electric Utilities					531,231

Gas Utilities - 1.0%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		214,000	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		182,000	(a)

Total Gas Utilities					396,000

Independent Power and Renewable Electricity Producers - 0.6%
AES Gener SA, Notes	5.250%	8/15/21	100,000		104,500	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	10,000		10,550
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		109,812	(a)

Total Independent Power and Renewable Electricity Producers					224,862

Water Utilities - 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	178,402	(a)

TOTAL UTILITIES					1,330,495

TOTAL CORPORATE BONDS & NOTES (Cost - $20,296,189)					20,728,546

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $6,671)	8.000%	1/31/20	45,600	MXN	5,763	(a)

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
Countrywide Alternative Loan Trust, 2005-77T1 1A4	22.337%	2/25/36	152,325		207,567	(c)
Countrywide Alternative Loan Trust, 2006-18CB A6	27.983%	7/25/36	137,061		209,366	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $411,997)					416,933

MORTGAGE-BACKED SECURITIES - 3.0%
FHLMC - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/16/29-5/12/44	200,000		204,750	(g)

FNMA - 1.5%
Federal National Mortgage Association (FNMA)	5.000%	8/1/35-7/1/41	192,427		209,627
Federal National Mortgage Association (FNMA)	4.000%	5/12/44	400,000		414,312	(g)

Total FNMA					623,939

GNMA - 1.0%
Government National Mortgage Association (GNMA) II	3.500%	4/22/44	400,000		408,188	(g)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,238,118)					1,236,877

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 31.4%
Brazil - 2.8%
Federative Republic of Brazil, Notes	10.000%	1/1/17	2,739,000	BRL	$1,141,836

Colombia - 1.0%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	400,000		417,600

Germany - 12.1%
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	713,125
Bundesobligation, Bonds	0.500%	2/23/18	590,000	EUR	815,833
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,642,479
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,746,864

Total Germany					4,918,301

Hungary - 1.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	520,000		536,900

Indonesia - 1.0%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		181,250	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	200,000		214,750	(a)

Total Indonesia					396,000

Mexico - 2.7%
United Mexican States, Bonds	8.000%	6/11/20	5,680,000	MXN	490,182
United Mexican States, Bonds	6.500%	6/9/22	7,803,400	MXN	615,965

Total Mexico					1,106,147

Poland - 2.8%
Republic of Poland, Bonds	4.000%	10/25/23	3,480,000	PLN	1,130,154

Russia - 1.0%
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	400,000		395,500	(a)

South Africa - 2.7%
Republic of South Africa, Bonds	10.500%	12/21/26	2,960,000	ZAR	325,982
Republic of South Africa, Senior Notes	5.875%	9/16/25	730,000		784,750

Total South Africa					1,110,732

Turkey - 1.1%
Republic of Turkey, Bonds	9.500%	1/12/22	290,000	TRY	130,789
Republic of Turkey, Bonds	7.100%	3/8/23	230,000	TRY	88,681
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		104,300
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		111,500

Total Turkey					435,270

United Kingdom - 2.3%
United Kingdom Gilt, Bonds	1.000%	9/7/17	580,000	GBP	954,880	(a)

Venezuela - 0.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	318,000		241,680	(a)

TOTAL SOVEREIGN BONDS (Cost - $12,762,688)					12,785,000

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.8%
U.S. Government Obligations - 3.8%
U.S. Treasury Bonds	3.125%	2/15/43	1,390,000		1,279,233
U.S. Treasury Bonds	2.875%	5/15/43	80,000		69,825
U.S. Treasury Notes	0.750%	10/31/17	30,000		29,515
U.S. Treasury Notes	1.250%	10/31/19	50,000		48,211
U.S. Treasury Notes	2.000%	2/15/22	110,000		106,356

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - 3.8% (continued)
U.S. Treasury Notes	2.750%	2/15/24	10,000	$10,022

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,706,416)				1,543,162

			SHARES
COMMON STOCKS - 0.2%
FINANCIALS - 0.2%
Capital Markets - 0.2%
Merrill Lynch International (Cost - $82,385)			60,002	82,662	(e)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Eurodollar, Call @ $1.33		4/10/14	2,000,000	983
U.S. Dollar/Japanese Yen, Put @ $100		5/1/14	2,850,000	4,989

TOTAL PURCHASED OPTIONS (Cost - $42,505)				5,972

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $36,546,969)				36,804,915

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 4.9%
Time Deposits - 4.9%
Commerzbank AG	0.000%	4/1/14	500,085	500,085
ING Bank	0.050%	4/1/14	501,117	501,117
Rabobank London	0.030%	4/1/14	500,069	500,069
Royal Bank of Scotland PLC	0.080%	4/1/14	500,093	500,093

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,001,364)				2,001,364

TOTAL INVESTMENTS - 95.2% (Cost - $38,548,333#)				38,806,279
Other Assets in Excess of Liabilities - 4.8%				1,921,822

TOTAL NET ASSETS - 100.0%				$40,728,101

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of March 31, 2014.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$20,728,546	—	$20,728,546
Convertible bonds & notes	—	5,763	—	5,763
Collateralized mortgage obligations	—	416,933	—	416,933
Mortgage-backed securities	—	1,236,877	—	1,236,877
Sovereign bonds	—	12,785,000	—	12,785,000
U.S. government & agency obligations	—	1,543,162	—	1,543,162
Common stocks	—	—	$82,662	82,662
Purchased options	—	5,972	—	5,972

Total long-term investments	—	$36,722,253	$82,662	$36,804,915

Short-term investments†	—	2,001,364	—	2,001,364

Total investments	—	$38,723,617	$82,662	$38,806,279

Other financial instruments:
Futures contracts	$2,048	—	—	$2,048
Forward foreign currency contracts	—	$94,495	—	94,495

Total other financial instruments	$2,048	$94,495	—	$96,543

Total	$2,048	$38,818,112	$82,662	$38,902,822

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$3,311	—	—	$3,311
Forward foreign currency contracts	—	$256,810	—	256,810
Centrally cleared credit default swaps on credit indices - buy protection	—	10,413	—	10,413

Total	$3,311	$267,223	—	$270,534

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Notes to Schedule of Investments (unaudited) (continued)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full

Notes to Schedule of Investments (unaudited) (continued)

amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $256,810. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,276,192
Gross unrealized depreciation	(1,018,246)

Net unrealized appreciation	$257,946

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	2	6/14	$237,803	$237,906	$103

Contracts to Sell:
German Euro Bund	2	6/14	391,744	395,055	(3,311)
Euro-Bobl	20	6/14	3,456,064	3,454,319	1,745
U.S. Treasury 10-Year Notes	1	6/14	123,700	123,500	200

					(1,366)

Net unrealized loss on open futures contracts					$(1,263)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund held TBA securities with a total cost of $1,028,809.

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Chinese Yuan	HSBC Bank	4,987,000	$801,789	4/16/14	$(15,605)
Indian Rupee	Citibank N.A.	24,640,000	409,974	4/28/14	7,852
Indian Rupee	Citibank N.A.	5,790,000	96,337	4/28/14	4,213
Indian Rupee	JPMorgan Chase Bank	20,320,000	338,095	4/28/14	14,631
British Pound	JPMorgan Chase Bank	30,000	49,999	5/14/14	204
Euro	Deutsche Bank AG	1,597,153	2,200,137	5/14/14	22,203
Euro	JPMorgan Chase Bank	75,000	103,315	5/14/14	(298)
Euro	UBS AG	44,318	61,049	5/14/14	584
Japanese Yen	Deutsche Bank AG	124,639,000	1,207,840	5/14/14	(23,905)
Norwegian Krone	Deutsche Bank AG	5,110,000	852,019	5/14/14	20,837

					30,716

Contracts to Sell:
Brazilian Real	Barclays Bank PLC	480,000	210,122	4/28/14	(4,942)
Brazilian Real	Barclays Bank PLC	918,000	401,859	4/28/14	(17,147)
Australian Dollar	HSBC Bank	450,000	416,130	5/14/14	(12,710)
Australian Dollar	HSBC Bank	968,181	895,311	5/14/14	(32,080)
British Pound	Barclays Bank PLC	175,000	291,659	5/14/14	(5,042)
British Pound	JPMorgan Chase Bank	894,736	1,491,187	5/14/14	(18,843)
British Pound	Royal Bank of Canada	180,000	299,992	5/14/14	(7,068)
Euro	Barclays Bank PLC	550,000	757,645	5/14/14	(7,690)
Euro	Citibank N.A.	245,645	338,385	5/14/14	(2,334)
Euro	HSBC Bank	1,547,560	2,131,820	5/14/14	(27,730)
Euro	JPMorgan Chase Bank	100,000	137,754	5/14/14	(1,126)
Euro	JPMorgan Chase Bank	3,212,978	4,425,995	5/14/14	(31,854)
Japanese Yen	Deutsche Bank AG	196,440,600	1,903,648	5/14/14	20,354
Japanese Yen	HSBC Bank	40,180,000	389,373	5/14/14	3,617
Mexican Peso	Deutsche Bank AG	2,690,000	205,377	5/14/14	(1,816)
Norwegian Krone	Deutsche Bank AG	2,460,000	410,170	5/14/14	(10,212)
Norwegian Krone	Deutsche Bank AG	2,650,000	441,849	5/14/14	(5,222)
Polish Zloty	JPMorgan Chase Bank	1,238,689	408,548	5/14/14	(6,050)
South African Rand	Bank of America N.A.	995,000	93,902	5/14/14	(4,884)
South African Rand	JPMorgan Chase Bank	2,206,224	208,209	5/14/14	(10,152)
Turkish Lira	Citibank N.A.	560,000	258,382	5/14/14	(10,100)

					(193,031)

Net unrealized loss on open forward foreign currency contracts					$(162,315)

At March 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Merrill Lynch & Co. Inc. (MARKIT ITRX.EUR.XOVER Index)	$1,000,000	6/20/19	5.000% quarterly	$(135,262)	$(124,849)	$(10,413)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

		Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	—	$2,048	$(3,311)	—	—	—	$(1,263)
Foreign Exchange Risk	$5,972	—	—	$94,495	$(256,810)	—	(156,343)
Credit Risk	—	—	—	—	—	$(10,413)	(10,413)

Total	$5,972	$2,048	$(3,311)	$94,495	$(256,810)	$(10,413)	$(168,019)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$44,842
Futures contracts (to buy)	777,311
Futures contracts (to sell)	5,401,027
Forward foreign currency contracts (to buy)	6,720,514
Forward foreign currency contracts (to sell)	15,404,596

Average Notional Balance
Credit default swap contracts (to buy protection)	$250,000
Credit default swap contracts (to sell protection) †	458,250

†	At March 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014